ANNUAL REPORT

[FRANKLIN TEMPLETON GLOBAL LOGO]

AUGUST 31, 2000

TEMPLETON CHINA
WORLD FUND, INC.

[FRANKLIN TEMPLETON LOGO]

FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

[MARK MOBIUS PHOTO]

MARK MOBIUS
President
Templeton China World Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON CHINA WORLD FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF "CHINA COMPANIES."
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report for Templeton China World Fund, which covers the 12 months ended August 31, 2000 -- a period of significant economic progress for China, Hong Kong and Taiwan. Taiwan recorded its fastest growth in eight years during the first quarter of 2000. And its stock market benefited from the government's announcement that it would shelve tax plans for the next three years.

In Hong Kong, the government announced plans to further liberalize the region's telecommunications market, build a Cyberport, and partially privatize the Mass Transit Railway. It also took steps to improve corporate governance, transparency and accountability. And, in an effort to attract foreign investment, it introduced a new unit known as Invest Hong Kong, while preparing for the launch of a U.S. dollar-clearing system.



CONTENTS

Shareholder Letter ...........   1

Performance Summary ..........   5

Important Notice to
Shareholders .................   6

Financial Highlights &
Statement of Investments .....   7

Financial Statements .........  11

Notes to the Financial
Statements ...................  14

Report of Independent
Accountants ..................  17

Tax Designation ..............  18

FUND CATEGORY

[PYRAMID GRAPHIC]

Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/00

[PIE CHART]

Hong Kong 46.6%
Taiwan 18.9%
China 18.4%
Philippines 1.5%
Singapore 0.9%
Thailand 0.6%
Short-Term
Investments &
Other Net Assets
13.1%

This should provide real-time U.S. dollar settlement services and help to strengthen Hong Kong's reputation as Asia's financial hub. These actions appeared to instill greater investor confidence in Hong Kong and contributed to gains in its stock market. Economically, the recession which began in 1997, officially ended as Hong Kong's economy grew 14.3% during the first quarter of 2000 -- its fastest quarterly growth since 1987.(1)

China also showed signs of economic recovery during the reporting period. Macroeconomic data indicated that its gross domestic product rose 8.2% year-on-year in the first half of 2000, and foreign direct investment in Beijing jumped over 85% in the first five months of 2000. The U.S. House of Representatives approved and the Senate was ready to approve legislation that would grant China permanent, normal trading relations. Both the U.S. and the European Union finally signed deals with China, thereby removing the major barriers to China's membership in the World Trade Organization. In preparation for entering the World Trade Organization, China decided against increasing corporate taxes for foreign-invested businesses and opened previously closed mainland sectors to international investors. Plans to merge the Shanghai and Shenzhen stock exchanges should also enhance liquidity and attract foreign investors.

To further encourage investors, the Chinese government announced plans to review and, if necessary, amend laws and regulations to make its economic and trade systems more consistent with international practices. China also signed several agreements with Russia aimed at promoting economic relations between the two nations and embarked on numerous joint ventures with international entities in fields such as utilities, fund management, scientific research and financial leasing.



(1.) Source: Hong Kong constant gross domestic product. Year-over-year percentage change from 9/30/85-6/30/00.

Within this environment, the Fund posted a 7.86% one-year cumulative total return in market-price terms and an 18.50% one-year cumulative total return in net asset value terms, as shown in the Performance Summary on page 5.

During the 12 months under review, we attempted to profit from the region's economic recovery by making several changes in the Fund's portfolio. We liquidated all of our positions in the China Shenzhen market and decreased our Hong Kong holdings. This, in turn, enabled us to increase our China 'H' (Hong Kong-listed shares of Chinese state-owned companies) and Taiwanese holdings. Selective purchases and sales also enhanced our greater exposure to the electrical and electronics sectors and reduced our holdings in the real estate and telecommunications sectors. As of August 31, 2000, real estate was the portfolio's largest investment sector.

The changes listed above, plus changes in the value of individual stocks during the reporting period led to the replacement of five of the Fund's top 10 holdings. Hon Hai Precision (Taiwan), Ritek Corp. (Taiwan), Pacific Century Cyberworks (Hong Kong), Hutchison Whampoa (Hong Kong) and Zhejiang Expressway (China 'H' market) replaced Hong Kong and China companies China Mobile (formerly known as China Telecom), Citic Pacific, China Resources, Beijing Datang Power Generation and The Hong Kong and Shanghai Hotels.

Looking forward, we are optimistic about the long-term prospects for Templeton China World Fund. We expect the Hong Kong and Taiwan economies to continue to perform well, and China appears to be on the right track. Its anticipated entry into the World Trade Organization could stimulate more economic reform and provide a boost to stock prices there, but


TOP 10 HOLDINGS
8/31/00

COMPANY                       % OF TOTAL
SECTOR, COUNTRY               NET ASSETS
----------------------------------------
Cheung Kong Holdings Ltd.       8.3%
Real Estate, Hong Kong

Hutchison Whampoa Ltd.          4.9%
Diversified Financials,
Hong Kong

Dairy Farm International
Holdings Ltd.                   4.3%
Food & Drug Retailing,
Hong Kong

Jardine Matheson
Holdings Ltd.                   4.2%
Food & Drug Retailing,
Hong Kong

Pacific Century
Cyberworks Ltd.                 3.8%
Diversified Telecommunication
Services, Hong Kong

Hon Hai Precision
Industry Co. Ltd.               3.3%
Electronic Equipment &
Instruments, Taiwan

HSBC Holdings PLC               3.3%
Banks, Hong Kong

Ritek Corp.                     3.1%
Computers &
Peripherals, Taiwan

Zhejiang Expressway
Co. Ltd., H                     2.9%
Transportation
Infrastructure, China

Hang Lung
Development Co. Ltd.            2.4%
Real Estate, Hong Kong

we plan to keep an eye on future developments and invest with caution until we see more substantial results.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 924% in the last 15 years, but has suffered 6 quarterly declines of more than 15% each during that time. Investing in "China companies" also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of these markets.(2) While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

Thank you for your continued support. We welcome your comments and suggestions.

Sincerely,


/s/MARK MOBIUS

Mark Mobius
President
Templeton China World Fund, Inc.




(2.) Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended June 30, 2000. Market return is in U.S. dollar terms and does not include reinvested dividends. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the Index are divided into four subindexes: Commerce and Industry, Finance, Utilities and Properties.


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE SUMMARY AS OF 8/31/00

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

One-Year Total Return               18.50% Based on change in Net Asset Value
                                     7.86% Based on change in Market Price on
                                           the New York Stock Exchange (NYSE)

Net Asset Value (NAV)               $11.33 (8/31/00)        $9.83 (8/31/99)
Change in NAV                       +$1.50
Market Price (NYSE)                 $8.0000 (8/31/00)       $7.6250 (8/31/99)
Change in Market Price              +$0.3750
Distributions (9/1/99-8/31/00)      Dividend Income         $0.2183




ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
                                        1-YEAR          5-YEAR         (9/9/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)

  Based on change in
  NAV                                   16.74%            5.42%           0.43%

  Based on change in
  market price                          13.06%          - 8.91%        - 28.13%

Average Annual Total Return(2)

  Based on change in
  NAV                                   16.74%            1.06%           0.06%

  Based on change in
  market price                          13.06%          - 1.85%          -4.57%



1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.



For updated performance figures, please call Franklin Templeton at 1-800/342-5236. Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." The Fund used the following definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries or (iii) companies that have a significant portion of their assets in emerging market countries or (iv) companies that are linked to currencies of emerging market countries or (v) companies that are organized under the laws of or with principal offices in, emerging market countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. The Board of Directors may change these definitions without shareholder approval.

REPURCHASE PROGRAM

In May 2000, the Board of Directors of the Fund approved expansion of the Fund's open-market share repurchase program. Under the Fund's previously announced open-market share repurchase program, the Fund was authorized to purchase, from time to time, up to a maximum of 2 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented).

The Board's recent action removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program in efforts to address the Fund's discount to net asset value. The amount and timing of additional purchases, and the extent to which they may exceed the previous limitation, will be at the discretion of the Fund's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments.

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2000        1999        1998        1997        1996
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................       $9.83       $6.30      $17.32      $13.39      $12.07
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .23         .10         .30         .24         .27
 Net realized and unrealized gains (losses)................        1.42        3.65      (10.45)       4.27        1.39
                                                               --------------------------------------------------------
Total from investment operations...........................        1.65        3.75      (10.15)       4.51        1.66
                                                               --------------------------------------------------------
Capital share repurchases..................................         .07          --         .08          --          --
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.22)       (.21)       (.26)       (.28)       (.33)
 Net realized gains........................................          --        (.01)       (.69)       (.30)       (.01)
                                                               --------------------------------------------------------
Total distributions........................................        (.22)       (.22)       (.95)       (.58)       (.34)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $11.33       $9.83       $6.30      $17.32      $13.39
                                                               ========================================================
Total Return
 Based on market value per share...........................       7.86%      82.81%    (61.83)%      14.97%      11.75%
 Based on net asset value per share........................      18.50%      61.12%    (59.73)%      35.33%      14.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $213,953    $189,994    $121,697    $353,049    $272,996
Ratios to average net assets:
 Expenses..................................................       1.68%       1.69%       1.68%       1.65%       1.65%
 Net investment income.....................................       2.21%       1.20%       2.88%       1.55%       2.14%
Portfolio turnover rate....................................     142.49%      83.88%      34.75%      19.51%      14.47%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.6%
AUTOMOBILES 1.2%
Qingling Motors Co. Ltd., H.................................        China          15,274,000     $  2,467,560
                                                                                                  ------------
BANKS 4.4%
*Bangkok Bank Public Co. Ltd., fgn. ........................       Thailand           223,700          231,225
HSBC Holdings PLC...........................................      Hong Kong           492,395        7,007,788
Oversea Chinese Banking Corp. Ltd. .........................      Singapore           141,900          981,009
*Philippine National Bank...................................     Philippines          719,200          884,556
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand           426,400          260,795
                                                                                                  ------------
                                                                                                     9,365,373
                                                                                                  ------------
BEVERAGES 2.1%
Fraser and Neave Ltd. ......................................      Singapore           251,600          935,479
Tsingtao Brewey Co. Ltd., H.................................        China          12,259,000        3,536,567
                                                                                                  ------------
                                                                                                     4,472,046
                                                                                                  ------------
CHEMICALS 2.0%
Beijing Yanhua Petrochemical Company Ltd., H................        China          28,218,000        4,233,080
                                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES 2.1%
Cosco Pacific Ltd. .........................................      Hong Kong         5,024,000        4,541,331
                                                                                                  ------------
COMPUTERS & PERIPHERALS 7.2%
*Accton Technology Corp. ...................................        Taiwan          2,014,000        4,375,091
Advantech Co. Ltd. .........................................        Taiwan            386,000        2,236,061
*Compal Electronics Inc. ...................................        Taiwan          1,139,000        2,181,044
*Ritek Corp. ...............................................        Taiwan          1,682,000        6,631,105
                                                                                                  ------------
                                                                                                    15,423,301
                                                                                                  ------------
CONSTRUCTION MATERIALS 2.1%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong         2,612,000        4,470,940
                                                                                                  ------------
DIVERSIFIED FINANCIALS 8.3%
Beijing Enterprises Holdings Ltd. ..........................      Hong Kong           310,000          363,686
China Everbright Ltd. ......................................        China           5,024,000        4,702,371
Hutchison Whampoa Ltd. .....................................      Hong Kong           747,400       10,541,202
Swire Pacific Ltd., A.......................................      Hong Kong           321,500        2,205,358
                                                                                                  ------------
                                                                                                    17,812,617
                                                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 4.9%
*Pacific Century Cyberworks Ltd. ...........................      Hong Kong         4,410,731        8,200,172
Philippine Long Distance Telephone Co., ADR.................     Philippines          141,420        2,386,462
                                                                                                  ------------
                                                                                                    10,586,634
                                                                                                  ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRIC UTILITIES 4.9%
Beijing Datang Power Generation Co. Ltd., H.................        China           9,364,000     $  2,197,136
*Huaneng Power International Inc., H........................        China          11,912,000        4,963,779
Shandong Huaneng Power Development Co. Ltd., ADR............        China             434,470        3,312,834
                                                                                                  ------------
                                                                                                    10,473,749
                                                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 6.0%
Hon Hai Precision Industry Co. Ltd. ........................        Taiwan            921,100        7,025,527
*United Epitaxy Co. Ltd. ...................................        Taiwan            883,000        2,202,349
*Via Technologies Inc. .....................................        Taiwan            268,500        3,577,408
                                                                                                  ------------
                                                                                                    12,805,284
                                                                                                  ------------
FOOD & DRUG RETAILING 10.5%
Dairy Farm International Holdings Ltd. .....................      Hong Kong        20,016,434        9,207,560
Jardine Matheson Holdings Ltd. .............................      Hong Kong         1,825,837        8,946,601
Ng Fung Hong Ltd. ..........................................      Hong Kong         7,730,000        4,237,015
                                                                                                  ------------
                                                                                                    22,391,176
                                                                                                  ------------
FOOD PRODUCTS 1.9%
UNI-President Enterprises Corp. ............................        Taiwan          5,904,360        4,066,403
                                                                                                  ------------
HOTELS RESTAURANTS & LEISURE 2.1%
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong         7,180,500        4,511,232
                                                                                                  ------------
HOUSEHOLD DURABLES 1.8%
Guangdong Kelon Electrical Holdings. Ltd., H................        China           6,813,000        2,249,365
*TCL International Holdings Inc. ...........................        China           5,712,000        1,629,531
                                                                                                  ------------
                                                                                                     3,878,896
                                                                                                  ------------
INDUSTRIAL CONGLOMERATES 1.8%
*China Aerospace International Holdings Ltd. ...............      Hong Kong        10,249,000        1,576,911
China Merchants Holdings International Co. Ltd. ............      Hong Kong         2,788,000        2,198,428
                                                                                                  ------------
                                                                                                     3,775,339
                                                                                                  ------------
INSURANCE .2%
*China Insurance International Holdings Co. Ltd. ...........      Hong Kong         2,266,000          488,105
                                                                                                  ------------
MACHINERY 2.0%
*Procomp Informatics Co. Ltd. ..............................        Taiwan            775,000        4,265,025
                                                                                                  ------------
MEDIA
Asia Satellite Telecommunications Hldgs. Ltd. ..............      Hong Kong            33,000           96,470
                                                                                                  ------------
METALS & MINING 1.1%
*Angang New Steel Company Ltd., H...........................        China          18,236,000        2,244,632
Yanzhou Coal Mining Co. Ltd., H.............................        China             660,000          190,402
                                                                                                  ------------
                                                                                                     2,435,034
                                                                                                  ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PHARMACEUTICALS .6%
China Pharmaceutical Enterprise & Investment Corp. Ltd. ....        China           9,810,000     $  1,257,805
                                                                                                  ------------
REAL ESTATE 13.2%
Cheung Kong Holdings Ltd. ..................................      Hong Kong         1,369,000       17,816,150
Hang Lung Development Co. Ltd. .............................      Hong Kong         5,552,000        5,160,976
Henderson China Holdings Limited............................      Hong Kong         2,719,000        1,307,329
Hong Kong Land Holdings Ltd. ...............................      Hong Kong         1,922,200        3,844,400
United Industrial Corporation Ltd. .........................      Singapore           142,000           67,647
                                                                                                  ------------
                                                                                                    28,196,502
                                                                                                  ------------
ROAD & RAIL
Guangshen Railway Co. Ltd., H...............................        China             178,000           24,192
                                                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.8%
*Siliconware Precision Industries Co. Ltd. .................        Taiwan          2,493,840        3,852,420
                                                                                                  ------------
TRANSPORTATION INFRASTRUCTURE 4.4%
Anhui Expressway Co. Ltd. ..................................        China             786,000           76,591
Jiangsu Expressway Company Ltd. ............................      Hong Kong        16,192,000        2,927,278
*Shenzhen Expressway Co. Ltd., H............................        China             408,000           59,113
Zhejiang Expressway Co. Ltd., H.............................        China          33,822,000        6,244,622
                                                                                                  ------------
                                                                                                     9,307,604
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $177,049,905).....................                                       185,198,118
                                                                                                  ------------
PREFERRED STOCKS (COST $1,594,281) .3%
*Siam Commercial Bank, 5.25%, cvt. pfd, 144A, fgn. .........       Thailand         1,634,000          719,560
                                                                                                  ------------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                  -----------
SHORT TERM INVESTMENTS (COST $27,493,577) 12.8%
U.S. Treasury Bills, 5.550% to 6.295%, with maturities to
  11/24/00..................................................    United States     $27,748,000       27,493,067
                                                                                                  ------------
TOTAL INVESTMENTS (COST $206,137,763) 99.7%.................                                       213,410,745
OTHER ASSETS, LESS LIABILITIES .3%..........................                                           542,365
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $213,953,110
                                                                                                  ============

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
 10

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost $206,137,763)....    $213,410,745
 Cash.......................................................          14,115
 Receivables:
  Investment securities sold................................       1,248,856
  Dividends and interest....................................         413,482
                                                                ------------
      Total assets..........................................     215,087,198
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         711,014
  To affiliates.............................................         268,393
 Accrued expenses...........................................         154,681
                                                                ------------
      Total liabilities.....................................       1,134,088
                                                                ------------
Net assets, at value........................................    $213,953,110
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  1,503,457
 Net unrealized appreciation................................       7,272,979
 Accumulated net realized loss..............................     (69,280,963)
 Capital shares.............................................     274,457,637
                                                                ------------
Net assets, at value........................................    $213,953,110
                                                                ============
Net asset value per share ($213,953,110 / 18,882,972 shares
  outstanding)..............................................          $11.33
                                                                ============

                       See Notes to Financial Statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Investment Income:
 (net of foreign taxes of $53,394)
 Dividends..................................................    $  6,288,461
 Interest...................................................       1,585,621
                                                                ------------
      Total investment income...............................                    $  7,874,082
Expenses:
 Management fees (Note 3)...................................       2,531,021
 Administrative fees (Note 3)...............................         506,205
 Transfer agent fees........................................         106,313
 Custodian fees.............................................          94,158
 Reports to shareholders....................................          34,511
 Registration and filing fees...............................          24,980
 Professional fees..........................................          46,280
 Directors' fees and expenses...............................          34,950
 Other......................................................          22,539
                                                                ------------
      Total expenses........................................                       3,400,957
                                                                                ------------
            Net investment income...........................                       4,473,125
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................      40,283,939
  Foreign currency transactions.............................          21,993
                                                                ------------
      Net realized gain.....................................                      40,305,932
 Net unrealized depreciation on:
  Investments...............................................     (13,285,113)
  Translation of assets and liabilities denominated in
    foreign currencies......................................          (1,184)
                                                                ------------
      Net unrealized depreciation...........................                     (13,286,297)
                                                                                ------------
Net realized and unrealized gain............................                      27,019,635
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 31,492,760
                                                                                ============

                       See Notes to Financial Statements.
 12

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                    2000               1999
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  4,473,125       $   1,964,750
  Net realized gain (loss) from investments and foreign
   currency transactions....................................      40,305,932         (57,613,989)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     (13,286,297)        128,292,243
                                                                --------------------------------
    Net increase in net assets resulting from operations....      31,492,760          72,643,004

 Distributions to shareholders from:
  Net investment income.....................................      (4,217,462)         (4,057,110)
  Net realized gains........................................              --            (289,794)
                                                                --------------------------------
 Total distributions to shareholders........................      (4,217,462)         (4,346,904)
 Capital share transactions (Note 2)........................      (3,315,759)                 --
    Net increase in net assets..............................      23,959,539          68,296,100
Net assets:
 Beginning of year..........................................     189,993,571         121,697,471
                                                                --------------------------------
 End of year................................................    $213,953,110       $ 189,993,571
                                                                ================================

Undistributed net investment income included in net assets:
 End of year................................................    $  1,503,457       $   1,225,801
                                                                ================================

                       See Notes to Financial Statements.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 2 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). Recent action by the Board of Directors has removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program.

At August 31, 2000, there were 100 million shares authorized ($0.01 par value). During the year ended August 31, 2000, 436,600 shares were repurchased for $3,315,759. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2000 was 28%. During the year ended August 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Through August 31, 2000, the Fund had repurchased a total of 1,500,800 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At August 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $207,072,735 was as follows:

Unrealized appreciation.....................................  $ 28,167,745
Unrealized depreciation.....................................   (21,829,735)
                                                              ------------
Net unrealized appreciation.................................  $  6,338,010
                                                              ============

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At August 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $68,300,679
2008........................................................       45,311
                                                              -----------
                                                              $68,345,990
                                                              ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $244,319,570 and $263,104,085, respectively.

TEMPLETON CHINA WORLD FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton China World Fund, Inc. (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years ending August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 29, 2000

TEMPLETON CHINA WORLD FUND, INC.
Tax Designation

At August 31, 2000, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders in November 2000.

                                                               FOREIGN TAX       FOREIGN SOURCE
                          COUNTRY                             PAID PER SHARE    INCOME PER SHARE
                          ----------------------------------------------------------------------
China.......................................................     $0.0000            $0.0113
Hong Kong...................................................      0.0000             0.1633
Philippines.................................................      0.0001             0.0005
Singapore...................................................      0.0000             0.0038
Taiwan......................................................      0.0027             0.0077
United Kingdom..............................................      0.0000             0.0074
                                                              ----------------------------------
TOTAL.......................................................     $0.0028            $0.1940
                                                              ----------------------------------
                                                              ----------------------------------

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, March 7, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 7, 2000. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending August 31, 2000; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors for the fiscal year ending August 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                   % OF                 % OF                               % OF
   TERM EXPIRING 2003:         FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
John Wm. Galbraith........  13,526,544            70.02%               97.48%         350,192             1.81%
Betty P. Krahmer..........  13,532,752            70.05%               97.52%         343,984             1.78%
Gordon S. Macklin.........  13,526,213            70.01%               97.47%         350,523             1.81%
Fred R. Millsaps..........  13,534,798            70.06%               97.54%         341,938             1.77%

                                % OF
   TERM EXPIRING 2003:      VOTED SHARES
----------------------------------------
John Wm. Galbraith........     2.52%
Betty P. Krahmer..........     2.48%
Gordon S. Macklin.........     2.53%
Fred R. Millsaps..........     2.46%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  13,470,239            69.72%               97.07%
Against...................     195,211             1.01%                1.41%
Abstain...................     211,286             1.10%                1.52%



3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  10,682,615            55.30%               76.98%
Against...................   2,987,620            15.46%               21.53%
Abstain...................     206,501             1.07%                1.49%


*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Charles E. Johnson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON CHINA WORLD FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON CHINA WORLD FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value may be obtained when available on a one business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers L.L.P.
333 Market Street
San Francisco, CA 94105

TEMPLETON CHINA WORLD FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre

Ridgefield Park, NJ 07660
1-800/416-5585
chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTCH A00 10/00                                 [LOGO] Printed on recycled paper